POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Peter J. DeMarco with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, in any and all capacities, the Registration Statement on Form S-6, and any and all amendments thereto (including pre-effective amendments) filed by Reich & Tang Distributors, Inc., as sponsor of various series of unit investment trusts, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorney and agent deems necessary or advisable to enable the Fund to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney and agent shall do or cause to be done by virtue hereof.

                                                          /s/Peter S. Voss
                                                 ------------------------------
                                                           Peter S. Voss


313250.1

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Peter J. DeMarco with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, in any and all capacities, the Registration Statement on Form S-6, and any and all amendments thereto (including pre-effective amendments) filed by Reich & Tang Distributors, Inc., as sponsor of various series of unit investment trusts, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorney and agent deems necessary or advisable to enable the Fund to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney and agent shall do or cause to be done by virtue hereof.

                                                         /s/ G. Neal Ryland
                                                 ------------------------------
                                                          G. Neal Ryland


313250.1

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Peter J. DeMarco with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, in any and all capacities, the Registration Statement on Form S-6, and any and all amendments thereto (including pre-effective amendments) filed by Reich & Tang Distributors, Inc., as sponsor of various series of unit investment trusts, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorney and agent deems necessary or advisable to enable the Fund to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney and agent shall do or cause to be done by virtue hereof.

                                                       /s/ Richard E. Smith III
                                                 ------------------------------
                                                      Richard E. Smith III


313250.1

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Peter J. DeMarco with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, in any and all capacities, the Registration Statement on Form S-6, and any and all amendments thereto (including pre-effective amendments) filed by Reich & Tang Distributors, Inc., as sponsor of various series of unit investment trusts, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorney and agent deems necessary or advisable to enable the Fund to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney and agent shall do or cause to be done by virtue hereof.

                                                         /s/ Steven W. Duff
                                                 ------------------------------
                                                           Steven W. Duff

313250.1

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Peter J. DeMarco with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, in any and all capacities, the Registration Statement on Form S-6, and any and all amendments thereto (including pre-effective amendments) filed by Reich & Tang Distributors, Inc., as sponsor of various series of unit investment trusts, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorney and agent deems necessary or advisable to enable the Fund to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney and agent shall do or cause to be done by virtue hereof.

                                                        /s/ Edward N. Wadsworth
                                                 ------------------------------
                                                        Edward N. Wadsworth

313250.1

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Peter J. DeMarco with full power of substitution, as her true and lawful attorney and agent to execute in her name and on her behalf, in any and all capacities, the Registration Statement on Form S-6, and any and all amendments thereto (including pre-effective amendments) filed by Reich & Tang Distributors, Inc., as sponsor of various series of unit investment trusts, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorney and agent deems necessary or advisable to enable the Fund to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as her own act and deed any and all that such attorney and agent shall do or cause to be done by virtue hereof.

                                                         /s/ Bernadette N. Finn
                                                 ------------------------------
                                                         Bernadette N. Finn


313250.1

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Peter J. DeMarco with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, in any and all capacities, the Registration Statement on Form S-6, and any and all amendments thereto (including pre-effective amendments) filed by Reich & Tang Distributors, Inc., as sponsor of various series of unit investment trusts, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorney and agent deems necessary or advisable to enable the Fund to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney and agent shall do or cause to be done by virtue hereof.


                                                       /s/ Richard DeSanctis
                                                 ------------------------------
                                                          Richard DeSanctis

313250.1

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Peter J. DeMarco with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, in any and all capacities, the Registration Statement on Form S-6, and any and all amendments thereto (including pre-effective amendments) filed by Reich & Tang Distributors, Inc., as sponsor of various series of unit investment trusts, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorney and agent deems necessary or advisable to enable the Fund to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney and agent shall do or cause to be done by virtue hereof.

                                                       /s/ Richard I. Weiner
                                                 ------------------------------
                                                          Richard I. Weiner

313250.1

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Peter J. DeMarco with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, in any and all capacities, the Registration Statement on Form S-6, and any and all amendments thereto (including pre-effective amendments) filed by Reich & Tang Distributors, Inc., as sponsor of various series of unit investment trusts, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorney and agent deems necessary or advisable to enable the Fund to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney and agent shall do or cause to be done by virtue hereof.

                                                       /s/ Robert F. Hoerle
                                                 ------------------------------
                                                        Robert F. Hoerle

313250.1

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Peter J. DeMarco with full power of substitution, as her true and lawful attorney and agent to execute in her name and on her behalf, in any and all capacities, the Registration Statement on Form S-6, and any and all amendments thereto (including pre-effective amendments) filed by Reich & Tang Distributors, Inc., as sponsor of various series of unit investment trusts, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorney and agent deems necessary or advisable to enable the Fund to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as her own act and deed any and all that such attorney and agent shall do or cause to be done by virtue hereof.

                                                     /s/ Lorraine C. Hysler
                                                 ------------------------------
                                                         Lorraine C. Hysler

313250.1